Exhibit 10.1

SECOND AMENDMENT
TO THE
A. H. BELO
PENSION TRANSITION SUPPLEMENT
 RESTORATION  PLAN

A. H. Belo Corporation, a Delaware corporation, pursuant to authorization of the Board of Directors, adopts the following amendments to the A. H. Belo Pension Transition Supplement Restoration Plan (the “Plan”).

1. The Plan is amended by the addition of a new Section 12 at the end thereof to read as follows:
12.Plan Termination

Pursuant to action taken by the Board of Directors, the Plan is terminated effective August 1, 2016.  Upon the termination of the Plan, the balance credited to each Participant’s Account under the Plan shall be distributed in the form of a lump sum payment (a) within 30 days of the date of termination of the Plan provided that the conditions of Treas. Reg. § 1.409-3(j)(4)(v) are met, or (b) if such conditions are not met, in accordance with Treas. Reg. § 1.409-3(j)(4)(ix).

2. The amendment described above will be effective as of August 1, 2016.

Executed at Dallas, Texas, this 29th day of July, 2016.

A. H. BELO CORPORATION

By:	/s/	Katy Murray
Katy Murray
Senior Vice President/Chief Financial Officer